Morgan Stanley Institutional Fund Trust - Limited
Duration Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3


Securities Purchased:	GDF Suez S.A. 1.625% due
10/10/2017
Purchase/Trade Date:	  10/2/2012
Offering Price of Shares: $99.352
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $650,000
Percentage of Offering Purchased by Fund: 0.087
Percentage of Fund's Total Assets: 0.45
Brokers: JP Morgan, RBS, BofA Merrill Lynch, Citigroup,
Mitsubishi UFJ Securities, BNP Paribas, Credit Agricole
CIB, Natixis, Societe Generale
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Banco Bilboa Vizcaya Argentaria,
S.A. 4.664% due 10/9/2015
Purchase/Trade Date:	  10/4/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.28
Brokers: BofA Merrill Lynch, Morgan Stanley, Wells
Fargo Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.




Securities Purchased:	 Hyundai Capital America Inc.
1.625% due 10/2/2015
Purchase/Trade Date:	  10/10/12
Offering Price of Shares: $99.942
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $395,000
Percentage of Offering Purchased by Fund: 0.079
Percentage of Fund's Total Assets: 1.06
Brokers: Citigroup, JP Morgan, Morgan Stanley
Purchased from:  JP Morgan Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.


Securities Purchased:	 Unitedhealth Group Incorporated
1.400% due 10/15/2017
Purchase/Trade Date:	  10/17/2012
Offering Price of Shares: $99.880
Total Amount of Offering: $625,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.040
Percentage of Fund's Total Assets: 0.17
Brokers: JP Morgan, BofA Merrill Lynch, Goldman, Sachs
& Co., Morgan Stanley, UBS Investment Bank, Wells
Fargo Securities, Barclays Capital, BNY Mellon Capital
Markets, LLC, Citigroup, Deutsche Bank Securities, RBS,
US Bancorp, BB&T Capital Markets, BMO Capital
Markets, Credit Suisse, Fifth Third Securities, Inc.,
KeyBanc Capital Markets, Loop Capital Markets, PNC
Capital Markets LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Verizon Communications Inc.
1.100% due 11/1/2017
Purchase/Trade Date:	  11/2/2012
Offering Price of Shares: $99.788
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $655,000
Percentage of Offering Purchased by Fund: 0.131
Percentage of Fund's Total Assets: 0.46
Brokers: Barclays, BofA Merrill Lynch, JP Morgan, RBS,
Citigroup, Goldman, Sachs & Co., RBC Capital Markets,
Wells Fargo Securities, Credit Suisse, Deutsche Bank
Securities, Mitsubishi UFJ Securities, Mizuho Securities,
Santander, UBS Investment Bank, Lloyds Securities,
SMBC Nikko, US Bancorp
Purchased from: Royal Bank of Scotland
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Abbvie Inc. 1.200% due 11/5/2015
Purchase/Trade Date:	  11/5/2012
Offering Price of Shares: $99.933
Total Amount of Offering: $3,500,000,000
Amount Purchased by Fund: $745,000
Percentage of Offering Purchased by Fund: 0.021
Percentage of Fund's Total Assets: 0.53
Brokers: Morgan Stanley, Barclays, BofA Merrill Lynch,
JP Morgan, BNP Paribas, Societe Generale, Deutsche Bank
Securities, RBS, Banca IMI, Goldman, Sachs & Co.,
Handelsbanken Capital Markets, HSBC, ING, Loop Capital
Markets, Mitsubishi UFJ Securities, Mizuho Securities,
RBC Capital Markets, Santander, Standard Chartered
Bank, UBS Investment Bank, US Bancorp, The Williams
Capital Group, L.P.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Abbvie Inc. 1.750% due 11/6/2017
Purchase/Trade Date:	  11/5/2012
Offering Price of Shares: $99.791
Total Amount of Offering: $4,000,000,000
Amount Purchased by Fund: $715,000
Percentage of Offering Purchased by Fund: 0.018
Percentage of Fund's Total Assets: 0.50
Brokers: Morgan Stanley, Barclays, BofA Merrill Lynch,
JP Morgan, Deutsche Bank Securities, RBS, BNP Paribas,
Societe Generale, Banca IMI, Goldman, Sachs & Co.,
Handelsbanken Capital Markets, HSBC, ING, Loop Capital
Markets, Mitsubishi UFJ Securities, Mizuho Securities,
RBC Capital Markets, Santander, Standard Chartered
Bank, UBS Investment Bank, US Bancorp, The Williams
Capital Group, L.P.
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Principal Financial Group Inc.
1.850% due 11/15/2017
Purchase/Trade Date:	  11/13/2012
Offering Price of Shares: $99.896
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $325,000
Percentage of Offering Purchased by Fund: 0.108
Percentage of Fund's Total Assets: 0.23
Brokers: Credit Suisse, Deutsche Bank Securities, Goldman
Sachs & Co., UBS Investment Bank, BofA Merrill Lynch,
Morgan Stanley, HSBC, RBS, Santander, The Williams
Capital Group, L.P., Wells Fargo Securities
Purchased from: UBS Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Turlock Corporation (to be merged
with and into Eaton) 1.500% due 11/2/2017
Purchase/Trade Date:	  11/14/2012
Offering Price of Shares: $99.891
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $630,000
Percentage of Offering Purchased by Fund: 0.063
Percentage of Fund's Total Assets: 0.45
Brokers: Citigroup, Morgan Stanley, BofA Merrill Lynch,
Deutsche Bank Securities, JP Morgan
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Amazon.com Inc. 1.200% due
11/29/2017
Purchase/Trade Date:	  11/26/2012
Offering Price of Shares: $99.513
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $515,000
Percentage of Offering Purchased by Fund: 0.052
Percentage of Fund's Total Assets: 0.36
Brokers: Morgan Stanley, Goldman, Sachs & Co., HSBC,
BofA Merrill Lynch
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Intel Corp. 1.350% due 12/15/2017
Purchase/Trade Date:	  12/4/12
Offering Price of Shares: $99.894
Total Amount of Offering: $3,000,000,000
Amount Purchased by Fund: $375,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.27
Brokers: BofA Merrill Lynch, JP Morgan, Credit Suisse,
Morgan Stanley, Needham & Company, Wells Fargo
Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 HSBC Bank USA Inc. 1.625% due
1/16/2018
Purchase/Trade Date:	  12/13/2012
Offering Price of Shares: $99.714
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $685,000
Percentage of Offering Purchased by Fund: 0.046
Percentage of Fund's Total Assets: 0.49
Brokers: HSBC Securities (USA) Inc., BMO Capital markets Corp., BNY Mellon Capital Markets, LLC, CIBC
World Markets Corp., Comerica Securities, Inc., Fifth
Third Securities, Inc., Goldman, Sachs & Co., JP Morgan
Securities LLC, Loop Capital Markets LLC, Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Morgan Stanley &
Co. LLC, RBC Capital Markets, LLC, Scotia Capital
(USA) Inc., SunTrust Robinson Humphrey, Inc., US
Bancorp Investments, Inc., Wells Fargo Securities, LLC,
ABN AMRO Securities (USA) LLC, Danske Markets Inc.,
ING Financial Markets LLC, Lloyds Securities Inc.,
Mischler Financial Group, Inc., Natixis Securities
Americas LLC, RB International Markets (USA) LLC,
RBS Securities Inc.
Purchased from: HSBC Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Precision Castparts Corp. 0.700%
due 12/20/2015
Purchase/Trade Date:	  12/17/2012
Offering Price of Shares: $99.970
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets: 0.09
Brokers: BofA Merrill Lynch, Citigroup, Wells Fargo
Securities, Mizuho Securities, US Bancorp, Mitsubishi UFJ
Securities, PNC Capital Markets LLC, JP Morgan,
Barclays, BNY Mellon Capital Markets, LLC, Scotiabank
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 MetLife Global Funding Inc.,
1.500% due 1/10/2018
Purchase/Trade Date:	  1/3/2013
Offering Price of Shares: $99.478
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $775,000
Percentage of Offering Purchased by Fund: 0.062
Percentage of Fund's Total Assets: 0.55
Brokers: Barclays Capital Inc., JP Morgan Securities LLC,
UBS Securities LLC, Jefferies & Company, Inc., Mizuho
Securities USA Inc., US Bancorp Investments, Inc.
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Intesa SanPaolo SPA 3.875% due
1/16/2018
Purchase/Trade Date:	  1/7/2013
Offering Price of Shares: $99.851
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $355,000
Percentage of Offering Purchased by Fund: 0.024
Percentage of Fund's Total Assets: 0.26
Brokers: Banca IMI S.p.A., Goldman Sachs & Co., JP
Morgan Securities Inc., Morgan Stanley & Co. LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Penske Truck Leasing Company LP
2.875% due 7/17/2018
Purchase/Trade Date:	  1/14/2013
Offering Price of Shares: $99.783
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets: 0.09
Brokers: BofA Merrill Lynch, JP Morgan, Wells Fargo
Securities, Comerica Securities, Deutsche Bank Securities,
Fifth Third Securities, Inc., Huntington Investment
Company, Mitsubishi UFJ Securities, Mizuho Securities,
PNC Capital Markets LLC, RBS, Santander, SMBC Nikko,
US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Canadian Imperial Bank of
Commerce 1.550% due 1/23/2018
Purchase/Trade Date:	  1/17/2013
Offering Price of Shares: $99.919
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $220,000
Percentage of Offering Purchased by Fund:  0.029
Percentage of Fund's Total Assets: 0.16
Brokers: Citigroup, CIBC, JP Morgan, Wells Fargo
Securities, Barclays, BofA Merrill Lynch, Credit Suisse,
Deutsche Bank Securities, Goldman, Sachs & Co., HSBC,
Morgan Stanley, UBS Investment Bank
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	PNC Bank, National Association
0.800% due 1/28/2016
Purchase/Trade Date:	  1/23/2013
Offering Price of Shares: $99.979
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $600,000
Percentage of Offering Purchased by Fund: 0.080
Percentage of Fund's Total Assets: 0.44
Brokers: Morgan Stanley, Citigroup, Goldman, Sachs &
Co., PNC Capital Markets LLC
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	General Mills Inc. 0.875% due
1/29/2016
Purchase/Trade Date:	  1/28/2013
Offering Price of Shares: $99.982
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $340,000
Percentage of Offering Purchased by Fund: 0.136
Percentage of Fund's Total Assets: 0.25
Brokers: Credit Suisse, Deutsche Bank Securities, JP
Morgan, BofA Merrill Lynch, Barclays, Citigroup, BNP
Paribas, Goldman, Sachs & Co., Guzman & Company,
Mitsubishi UFJ Securities, Morgan Stanley, Wells Fargo
Securities
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	ING U.S. Inc. 2.900% due 2/15/2018
Purchase/Trade Date:	  2/6/2013
Offering Price of Shares: $99.824
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.030
Percentage of Fund's Total Assets: 0.22
Brokers: Deutsche Bank Securities, JP Morgan, RBC
Capital Markets, SunTrust Robinson Humphrey, ING,
BNY Mellon Capital Markets, LLC, BofA Merrill Lynch,
Citigroup, Barclays, Credit Suisse, Goldman, Sachs & Co.,
Morgan Stanley, UBS Investment Ban, US Bancorp, BNP
Paribas, Credit Agricole CIB, Lloyds Securities, Mitsubishi
UFJ Securities, nabSecurities, LLC, PNC Capital Markets
LLC, Scotiabank, Standard Chartered Bank, The Williams
Capital Group, L.P., Wells Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Cardinal Health Inc. 1.700% due
3/15/2018
Purchase/Trade Date:	  2/19/2013
Offering Price of Shares: $99.840
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $860,000
Percentage of Offering Purchased by Fund: 0.215
Percentage of Fund's Total Assets: 0.64
Brokers: Merrill Lynch, Deutsche Bank Securities, UBS
Investment Bank, Barclays, HSBC, Mitsubishi UFJ
Securities, Morgan Stanley, Wells Fargo Securities
Purchased from: UBS
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Freeport-McMoRan Copper & Gold
Inc. 2.375% due 3/15/2018
Purchase/Trade Date:	  2/28/2013
Offering Price of Shares: $99.990
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $155,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.12
Brokers: JP Morgan Securities, Merrill Lynch, Pierce,
Fenner & Smith Incorporated, BNP Paribas Securities
Corp., Citigroup Global Markets Inc., HSBC Securities
(USA), Inc., Mizuho Securities USA Inc., Scotia Capital
(USA) Inc, SMBC Nikko Capital Markets Limited, BMO
Capital Markets Corp., CIBC World Markets Corp., RBC
Capital Markets, LLC, Santander Investment Securities
Inc., Standard Chartered Bank, TD Securities (USA) LLC,
US Bancorp Investments, Inc.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Freddie Mac FHLMC Series K-502
A2 1.426% due 8/25/2017
Purchase/Trade Date:	  3/1/2013
Offering Price of Shares: $101.998
Total Amount of Offering: $732,200,000
Amount Purchased by Fund: $687,500
Percentage of Offering Purchased by Fund:  0.094
Percentage of Fund's Total Assets: 0.53
Brokers: Barclays, JP Morgan, BofA Merrill Lynch, Credit
Suisse, Jefferies, Morgan Stanley
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Allergan Inc. 1.350% due 3/15/2018
Purchase/Trade Date:	  3/7/2013
Offering Price of Shares: $99.793
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $210,000
Percentage of Offering Purchased by Fund: 0.084
Percentage of Fund's Total Assets: 0.16
Brokers: Goldman, Sachs & Co., BofA Merrill Lynch,
Citigroup, JP Morgan, Morgan Stanley, Wells Fargo
Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Ford Credit Auto Lease Trust A3
0.600% due 3/15/2016
Purchase/Trade Date:	  3/12/2013
Offering Price of Shares: $99.990
Total Amount of Offering: $344,000,000
Amount Purchased by Fund: $590,000
Percentage of Offering Purchased by Fund: 0.172
Percentage of Fund's Total Assets: 0.45
Brokers: Credit Agricole Securities, Goldman, Sachs &
Co., JP Morgan, Morgan Stanley
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Goldcorp Inc. 2.125% due 3/15/2018
Purchase/Trade Date:	  3/13/2013
Offering Price of Shares: $99.526
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $520,000
Percentage of Offering Purchased by Fund: 0.104
Percentage of Fund's Total Assets: 0.39
Brokers: BofA Merrill Lynch, HSBC, Morgan Stanley,
Citigroup, JP Morgan, BMO Capital Markets, CIBC, RBC
Capital Markets, Scotiabank, TD Securities, Goldman,
Sachs & Co., Mitsubishi UFJ Securities, RBS, SMBC
Nikko
Purchased from: HSBC Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.